UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22328

Columbia Seligman Premium Technology Growth Fund, Inc.

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report June 30, 2013

Columbia Seligman Premium Technology Growth Fund

Columbia Seligman Premium Technology Growth Fund

Under the Fund’s managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in November, February, May, and August) to Common Stockholders. The Fund’s most recent distribution (August 27, 2013) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s distribution policy. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s Board may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.

See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.

Columbia Seligman Premium Technology Growth Fund

Letter to the Stockholders

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Columbia Seligman Premium Technology Growth Fund (the Fund). The report includes the Fund’s investment results and a portfolio of investment and financial statements as of June 30, 2013.

The Fund’s Common Stock returned 5.40%, based on net asset value, and 5.14%, based on market price, for the six months ended June 30, 2013. The Fund’s benchmark, the S&P North American Technology Sector Index, returned 10.61% during the same six-month period.

During the first half of 2013, the Fund paid two distributions that aggregated $0.925 per share. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.

On April 17, 2013, the Fund held its 3rd Annual Meeting of Stockholders. During the meeting, Stockholders re-elected two Directors and ratified the selection of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the Fund’s independent registered public accounting firm for 2013.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, distributions and other information can be found at columbiamanagement.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your support of the Columbia Seligman Premium Technology Growth Fund.

Regards,

Stephen R. Lewis

Chairman of the Board

Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Performance Overview

(Unaudited)

Performance Summary

>	Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock returned 5.40%, based on net asset value, and 5.14%, based on market price, for the six months ended June 30, 2013.

>	The Fund’s benchmark, the S&P North American Technology Sector Index, returned 10.61% for the same six-month period.

Average Annual Total Returns (%) (for period ended June 30, 2013)
	Inception	6 Months cumulative	1 Year	Life
Market Price	11/24/09	5.14	1.95	1.13
Net Asset Value	11/30/09	5.40	2.16	4.16
S&P North American Technology Sector Index		10.61	14.66	12.25

Life total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.

Life total return for net asset value (NAV) is from the opening of business on November 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

Index inception return is calculated from 11/30/2009.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than the original cost. For current month-end performance information, please visit columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	June 30, 2013	March 31, 2013	December 31, 2012
Market Price ($)	14.37	15.01	14.51
Net Asset Value ($)	15.25	15.72	15.36

Distributions Paid Per Common Share
Payable Date	Per Share Amount ($)
February 27, 2013	0.4625
May 28, 2013	0.4625

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

Semiannual Report 2013	3

Columbia Seligman Premium Technology Growth Fund

Portfolio Overview

(Unaudited)

Top Ten Holdings (%) (at June 30, 2013)
Synopsys, Inc.	10.0
Symantec Corp.	7.0
Teradyne, Inc.	6.0
Lam Research Corp.	5.9
Check Point Software Technologies Ltd.	5.1
Apple, Inc.	5.0
NetApp, Inc.	4.8
QUALCOMM, Inc.	4.6
Google, Inc., Class A	4.3
Nuance Communications, Inc.	3.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2013)
Common Stocks	97.3
Consumer Discretionary	1.0
Industrials	0.7
Information Technology	95.6
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Paul Wick

Ajay Diwan

Braj Agrawal

4	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Portfolio of Investments

June 30, 2013 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 97.3%
Issuer	Shares	Value ($)
Consumer Discretionary 1.0%
Diversified Consumer Services 0.5%

LifeLock, Inc.(a)	89,231	1,044,895

Media 0.5%

Twenty-First Century Fox, Inc.	37,600	1,225,760

Total Consumer Discretionary		2,270,655

Industrials 0.7%
Commercial Services & Supplies 0.7%

Performant Financial Corp.(a)	134,190	1,555,262

Total Industrials		1,555,262

Information Technology 95.6%
Communications Equipment 7.5%

Cisco Systems, Inc.	291,400	7,083,934

QUALCOMM, Inc.	169,945	10,380,241

Total		17,464,175

Computers & Peripherals 13.7%

Apple, Inc.	28,900	11,446,712

EMC Corp.	332,700	7,858,374

NetApp, Inc.(a)	289,800	10,948,644

Synaptics, Inc.(a)	43,600	1,681,216

Total		31,934,946

Electronic Equipment, Instruments & Components 0.2%

CDW Corp.(a)	23,675	440,828

Internet Software & Services 5.4%

Akamai Technologies, Inc.(a)	10,800	459,540

Gogo, Inc.(a)	35,102	490,375

Google, Inc., Class A(a)	11,100	9,772,107

Tencent Holdings Ltd.	18,700	730,183

Yahoo!, Inc.(a)	45,400	1,139,994

Total		12,592,199

IT Services 4.5%

Cognizant Technology Solutions Corp., Class A(a)	13,500	845,235

Global Payments, Inc.	32,900	1,523,928

Pactera Technology International Ltd, ADR(a)	166,640	1,124,820

Visa, Inc., Class A	6,400	1,169,600

Western Union Co. (The)	118,700	2,030,957

WNS Holdings Ltd., ADR(a)	235,071	3,923,335

Total		10,617,875

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 31.1%

Advanced Micro Devices, Inc.(a)	747,280	3,048,902

Avago Technologies Ltd.	142,600	5,330,388

Broadcom Corp., Class A	241,400	8,149,664

Intersil Corp., Class A	60,600	473,892

KLA-Tencor Corp.	79,512	4,431,204

Lam Research Corp.(a)	302,137	13,396,755

Lattice Semiconductor Corp.(a)	308,437	1,563,776

Marvell Technology Group Ltd.	385,462	4,513,760

Maxim Integrated Products, Inc.	42,200	1,172,316

Micron Technology, Inc.(a)	83,700	1,199,421

Microsemi Corp.(a)	251,300	5,717,075

NXP Semiconductor NV(a)	68,500	2,122,130

RDA Microelectronics, Inc.	29,709	329,176

Skyworks Solutions, Inc.(a)	177,204	3,878,995

Spansion, Inc., Class A(a)	284,175	3,557,871

Teradyne, Inc.(a)	774,100	13,600,937

Total		72,486,262

Software 33.2%

BMC Software, Inc.(a)	51,400	2,320,196

Check Point Software Technologies Ltd.(a)	233,000	11,575,440

Citrix Systems, Inc.(a)	103,500	6,244,155

Fortinet, Inc.(a)	50,000	875,000

Nuance Communications, Inc.(a)	450,300	8,276,514

PTC, Inc.(a)	291,048	7,139,407

QLIK Technologies, Inc.(a)	27,630	781,100

Symantec Corp.	708,300	15,915,501

Synopsys, Inc.(a)	636,784	22,765,028

VMware, Inc., Class A(a)	21,600	1,446,984

Total		77,339,325

Total Information Technology		222,875,610

Total Common Stocks (Cost: $202,544,335)		226,701,527

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.106%(b)(c)(d)	6,399,258	6,399,258

Total Money Market Funds (Cost: $6,399,258)		6,399,258

Total Investments (Cost: $208,943,593)		233,100,785

Other Assets & Liabilities, Net		113,497

Net Assets		233,214,282

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	5

Columbia Seligman Premium Technology Growth Fund

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Investments in Derivatives

Open Options Contracts Written at June 30, 2013

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
NASDAQ 100 Index	Call	367	2,950.00	454,542	July 2013	730,330

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Sales Cost/ Proceeds from Sales ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	9,126,798	44,064,057	(46,791,597)	6,399,258	8,166	6,399,258

(c)	The rate shown is the seven-day current annualized yield at June 30, 2013.

(d)	At June 30, 2013, cash or short-term securities were designated to cover open put and/or call options written.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Portfolio of Investments (continued)

June 30, 2013 (Unaudited)

Fair Value Measurements (continued)

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	2,270,655	—	—	2,270,655

Industrials	1,555,262	—	—	1,555,262

Information Technology	222,145,427	730,183	—	222,875,610

Total Equity Securities	225,971,344	730,183	—	226,701,527

Other

Money Market Funds	6,399,258	—	—	6,399,258

Total Other	6,399,258	—	—	6,399,258

Investments in Securities	232,370,602	730,183	—	233,100,785
Derivatives

Liabilities

Options Contracts Written	(730,330)	—	—	(730,330)

Total	231,640,272	730,183	—	232,370,455

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	7

Columbia Seligman Premium Technology Growth Fund

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $202,544,335)	$226,701,527

Affiliated issuers (identified cost $6,399,258)	6,399,258

Total investments (identified cost $208,943,593)	233,100,785

Receivable for:

Investments sold	2,616,503

Dividends	56,864

Total assets	235,774,152

Liabilities

Option contracts written, at value (premiums received $454,542)	730,330

Payable for:

Investments purchased	1,578,243

Investment management fees	180,742

Stockholder servicing and transfer agent fees	654

Administration fees	10,844

Compensation of board members	17,715

Other expenses	41,342

Total liabilities	2,559,870

Net assets applicable to outstanding Common Stock	$233,214,282

Represented by

Paid-in capital	$215,158,374

Excess of distributions over net investment income	(501,946)

Accumulated net realized loss	(5,323,550)

Unrealized appreciation (depreciation) on:

Investments	24,157,192

Options contracts written	(275,788)

Total — representing net assets applicable to outstanding Common Stock	$233,214,282

Shares outstanding applicable to Common Stock	15,295,620

Net asset value per share of outstanding Common Stock	$15.25

Market price per share of Common Stock	$14.37

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Statement of Operations

Six Months Ended June 30, 2013 (Unaudited)

Net investment income

Income:

Dividends — unaffiliated issuers	$875,563

Dividends — affiliated issuers	8,166

Foreign taxes withheld	(1,382)

Total income	882,347

Expenses:

Investment management fees	1,171,047

Stockholder servicing and transfer agent fees	6,613

Administration fees	70,261

Compensation of board members	10,480

Stockholders’ meeting fees	17,002

Custodian fees	5,230

Printing and postage fees	34,547

Professional fees	25,611

Other	32,660

Total expenses	1,373,451

Net investment loss	(491,104)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	7,838,051

Foreign currency translations	405

Options contracts written	(2,062,314)

Net realized gain	5,776,142

Net change in unrealized appreciation (depreciation) on:

Investments	7,378,639

Options contracts written	(243,999)

Net change in unrealized appreciation (depreciation)	7,134,640

Net realized and unrealized gain	12,910,782

Net increase in net assets resulting from operations	$12,419,678

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	9

Columbia Seligman Premium Technology Growth Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations

Net investment loss	$(491,104)	$(1,195,101)

Net realized gain (loss)	5,776,142	(10,347,304)

Net change in unrealized appreciation (depreciation)	7,134,640	12,780,280

Net increase in net assets resulting from operations	12,419,678	1,237,875

Distributions to Stockholders

Tax return of capital	(14,134,765)	(28,203,587)

Total Distributions to Stockholders	(14,134,765)	(28,203,587)

Increase (decrease) in net assets from capital stock activity	316,375	756,501

Total decrease in net assets	(1,398,712)	(26,209,211)

Net assets at beginning of period	234,612,994	260,822,205

Net assets at end of period	$233,214,282	$234,612,994

Excess of distributions over net investment income	$(501,946)	$(10,842)

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Statement of Changes in Net Assets (continued)

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Distributions reinvested	20,706	316,375	46,604	756,501

Total net increase	20,706	316,375	46,604	756,501

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2013	11

Columbia Seligman Premium Technology Growth Fund

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

	Six Months Ended June 30, 2013		Year Ended December 31,
	(Unaudited)		2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$15.36		$17.13	$20.45		$19.91		$19.10	(b)

Income from investment operations

Net investment income (loss)	(0.03)		(0.08)	(0.07)		(0.11)		(0.02)

Net realized and unrealized gain (loss)	0.85		0.16	(1.40)		2.49		0.87

Increase from payments by affiliate	—		—	(0.00	)(c)	0.01		—

Total from investment operations	0.82		0.08	(1.47)		2.39		0.85

Offering costs	—		—	—		(0.00	)(c)	(0.04)

Less distributions to Stockholders:

Net investment income	—		—	—		(1.13)		—

Net realized gains	—		—	(0.54)		—		—

Tax return of capital	(0.93)		(1.85)	(1.31)		(0.72)		—

Total distributions to Stockholders	(0.93)		(1.85)	(1.85)		(1.85)		—

Net asset value, end of period	$15.25		$15.36	$17.13		$20.45		$19.91

Market price, end of period	$14.37		$14.51	$15.66		$19.13		$20.00

Total return based upon net asset value	5.40%		0.36%	(7.37	%)(d)	13.29	%(e)	4.24	%(f)

Total return based upon market price	5.14%		3.71%	(9.48%)		5.50%		0.00	%(g)

Ratios to average net assets(h)

Total gross expenses	1.17	%(i)	1.15%	1.10%		1.21%		1.22	%(i)

Net investment income	(0.42	%)(i)	(0.46%)	(0.39%)		(0.60%)		(0.96	%)(i)

Supplemental data

Net assets, end of period (in thousands)	$233,214		$234,613	$260,822		$308,060		$284,875

Portfolio turnover	32%		73%	71%		102%		8%

Notes to Financial Highlights

(a)	For the period from November 30, 2009 (commencement of operations) to December 31, 2009.

(b)	Net asset value, beginning of period, of $19.10 reflects a deduction of $0.90 per share sales change from the initial offering price of $20.00 per share.

(c)	Rounds to less than $0.01.

(d)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)	The Fund received a payment by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.

(f)	Since inception total return for net asset value (NAV) is from the opening of business on November 30, 2009, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

(g)	Since inception total return for market price is based on the initial offering price on November 24, 2009, which was $20.00 per share.

(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(i)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements

June 30, 2013 (Unaudited)

Note 1. Organization

Columbia Seligman Premium Technology Growth Fund (the Fund) is a non-diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund was incorporated under the laws of the State of Maryland on September 3, 2009, and commenced investment operations on November 30, 2009. The Fund had no investment operations prior to November 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), of 5,250 common shares (Common Stock) at a cost of $100,275 on October 14, 2009. As of December 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On January 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock. The issued and outstanding Common Stock trades on the New York Stock Exchange (NYSE) under the symbol “STK”.

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of preferred shares (Preferred Stock) and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by holders of Common

Stock (Common Stockholders) and consequently would result in a reduction of net asset value of Common Stock.

The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 0% to 90% of the underlying value of the Fund’s holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection as further described below in Note 2 to the financial statements —Derivative Instruments.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Semiannual Report 2013	13

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Directors (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivatives, which are instruments whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund uses a rules-based call option writing strategy on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis, with an aggregate notional amount ranging from 0% to 90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy). In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out

14	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the counter (OTC).

The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements. A derivative instrument may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. With exchange traded purchased options, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded option contracts with respect to any collateral that is held in a broker’s customer accounts. While brokers are required to segregate customer collateral from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of collateral held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange for exchange traded options. Brokers can ask for margin in excess of the minimum in certain circumstances. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to produce incremental earnings and protect gains, decrease the Fund’s exposure to equity risk and facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is

Semiannual Report 2013	15

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the six months ended June 30, 2013 are as follows:

	Calls
	Contracts	Premiums ($)
Balance at December 31, 2012	435	1,605,986
Opened	1,424	3,463,961
Closed	(1,079)	(3,414,130)
Expired	(413)	(1,201,275)
Exercised
Balance at June 30, 2013	367	454,542

Offsetting of Derivative Assets and Derivative Liabilities

The following table presents the Fund’s gross and net amount of liabilities available for offset under netting arrangements as well as any related collateral pledged by the Fund as of June 30, 2013:

	Gross Amounts of Recognized Liabilities ($)	Gross Amounts Offset in the Statement of Assets and Liabilities ($)	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities ($)	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount(b) ($)
				Financial Instruments(a) ($)	Cash Collateral Pledged ($)	Securities Collateral Pledged ($)
Liability Derivatives:
Options Contracts Written	730,330	—	730,330	—	—	—	730,330

(a)	Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Represents the net amount due to counterparties in the event of default.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions over the period in the Statement of Operations including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at June 30, 2013:

	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Options contracts written, at value	730,330

The following table indicates the effect of derivative instruments in the Statement of Operations for the six months ended June 30, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	(2,067,191)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity risk	(243,999)

The following table is a summary of the volume of derivative instruments for the six months ended June 30, 2013:

Derivative Instrument	Contracts Opened
Options contracts written and purchased	1,519

16	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

In November 2010, the Fund paid its first dividend under the Fund’s new, managed distribution policy adopted by the Fund’s Board. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Semiannual Report 2013	17

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.06% of the Fund’s average daily Managed Assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended June 30, 2013, other expenses paid to this company were $1,054.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2013, the cost of investments for federal income tax purposes was approximately $208,944,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$32,853,000
Unrealized depreciation	(8,696,000)
Net unrealized appreciation	$24,157,000

The following capital loss carryforward, determined as of December 31, 2012 may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	6,734,659

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund has elected to treat post-October capital losses of $3,368,159 at December 31, 2012 as arising on January 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $73,028,968 and $88,827,595, respectively, for the six months ended June 30, 2013.

18	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Note 6. Dividend Investment Plan and Stock Repurchase Program

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 20,705 shares were issued to Plan participants during the six months ended June 30, 2013 for proceeds of $316,375, a weighted average discount of 2.45% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the exdividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of

Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the six months ended June 30, 2013.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends—affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Semiannual Report 2013	19

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

Technology and Technology-related Investment Risk

The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Writing Call Options Risk

A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the costs borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

20	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options Risk

The Fund engages in transactions in options on securities, indices, exchange traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option.

The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

Semiannual Report 2013	21

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

Small and Mid-cap Companies Risk

The Fund may invest all or a substantial portion of its Managed Assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Foreign Securities Risk

The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with

22	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Notes to Financial Statements (continued)

June 30, 2013 (Unaudited)

various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Semiannual Report 2013	23

Columbia Seligman Premium Technology Growth Fund

Results of Meeting of Stockholders

(Unaudited)

The 3rd Annual Meeting of Stockholders of Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund) was held on April 17, 2013. Stockholders voted in favor of each of the two proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect two Directors to the Fund’s Board, each to hold office until the 2016 Annual Meeting of Stockholders and all until their successors are elected and qualify:

Director	For	Withheld
Leroy C. Richie	14,325,866	270,750
William F. Truscott	14,340,126	256,490

Proposal 2

To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2013:

For	Against	Abstain
14,549,287	165,893	86,829

24	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Approval of Investment Management Services Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Premium Technology Growth Fund, Inc. (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2013, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed additional breakpoints in IMS fees for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. Further, the Board retained an independent consulting firm, Bobroff Consulting (the Independent Consultant), to assist the Independent Directors in their review of IMS fees, expense caps and Ameriprise Financial’s profitability. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 15-17, 2013 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of advisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the recent globalization initiative, which fosters increased worldwide investment support of global products, continued investment in upgrading technology (such as the implementation of new systems and hardware), the hiring of a Chief Interest Rate Strategist as part of Columbia Management’s fixed income team and the addition of Columbia Management investment personnel to the Asset Allocation, Quantitative and Technology teams. The Independent Directors noted the information they received concerning Columbia Management’s ability to retain its key portfolio management personnel. In this regard, the Independent Directors took into account their comprehensive discussions with Columbia Management’s Chief Investment Officer (the CIO), observing the organizational depth of Columbia Management and the capabilities of its investment personnel. The Independent Directors also recalled the information the CIO provided them identifying the strengths and areas for enhancement of each Columbia Management investment team, as well as the discussion with the CIO regarding the investment personnel talent being infused to enhance support for certain Funds. The Independent Directors also observed the materials demonstrating the strength and depth of Columbia Management’s equity and fixed income research departments.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2012 in the performance of administrative services (such as strong accounting performance measures, refined derivatives processing and enhancements to the electronic communications under the affiliated and unaffiliated service provider oversight program). In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Independent Directors also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity’s ability to carry out its responsibilities under the IMS Agreement and the Fund’s other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Semiannual Report 2013	25

Columbia Seligman Premium Technology Growth Fund

Approval of Investment Management Services Agreement (continued)

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as approval of adjustments to the Fund’s options writing strategy to increase investment flexibility and the addition of investment personnel to support the portfolio management team) had been taken to help improve the Fund’s performance. The Board also noted the level of distributions paid by the Fund and its relatively high yield (in a low interest-rate environment).

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the Independent Consultant’s report that concluded that the Funds’ expense cap philosophy of assuring that each Fund’s total expense ratio is not above its peer universe median ratio is reasonable. The Board observed that although the Fund’s expense ratio was higher than the comparative peer group’s median expense ratios, the Fund, unlike many funds in the peer universe, employs a unique options-writing strategy designed to cushion its downside performance. The Board also observed that the peer universe did not include funds with similar technology-focused investment strategies. Based on its review, the Board concluded that the Fund’s investment management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that 2012 profitability approximates 2011 profitability and that, as was the case in 2011, 2012 profitability remained generally in line with (and, in many cases, lower than) the reported profitability of other asset management firms. Further, the Board considered the Independent Consultant’s report that concluded that Columbia Management’s profitability, particularly in comparison to industry competitors, was reasonable and not excessive. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board noted that the management fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. However, due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 17, 2013, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.

26	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

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Semiannual Report 2013	27

Columbia Seligman Premium Technology Growth Fund

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28	Semiannual Report 2013

Columbia Seligman Premium Technology Growth Fund

Important Information About This Report

Each fund mails one stockholder report to each stockholder address. If you would like more than one report, please call shareholder services at 800.937.5449 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures that can be found by visiting columbiamanagement.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.937.5449.

Semiannual Report 2013	29

Columbia Seligman Premium Technology Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 800.937.5449. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

SAR221_12_C01_(08/13)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Fund has a share repurchase plan approved by the Fund’s Board of Directors, which authorizes repurchases of the Fund’s common stock in the open market at times when shares are trading at a discount from NAV and in an amount approximately sufficient to offset the growth in the number of common shares attributable to the reinvestment of the portion of its distributions to common stockholders attributable to distributions received from portfolio investments less Fund expenses. The Fund has not repurchased shares during the period.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Seligman Premium Technology Growth Fund, Inc.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	September 18, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 18, 2013